UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2015

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore	554369
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on October 5, 2015 (the “Prior Report”) by Kulicke & Soffa Industries, Inc. (the “Company”). In accordance with Instruction 2 to Form 8-K, the Prior Report omitted the information called for in Item 5.02(c) with respect to the material changes to Jonathan Chou’s compensation as Interim Chief Executive Officer of the Company. This Amendment No. 1 on Form 8-K/A is filed to add the material changes to the compensation of Mr. Chou relating to his appointment.
On October 6, 2015, in connection with Mr. Chou’s appointment as Interim Chief Executive Officer, the Board of Directors of the Company approved a grant to Mr. Chou of 100,000 Restricted Share Units (the "RSUs") under the Company's 2009 Equity Plan, as amended (the "2009 Plan"). The RSUs vest on the third anniversary of the award date. If a new Chief Executive Officer is appointed prior to the third anniversary of the award date, a portion of the RSUs will vest based on the number of whole or partial months Mr. Chou serves as Interim Chief Executive Officer prior to the effectiveness of the appointment of the new Chief Executive Officer. If a new Chief Executive Officer is appointed prior to the third anniversary of the grant and Mr. Chou remains employed on the third anniversary of the award date, half of the unvested RSUs will vest and the remaining unvested RSUs will be forfeited. In the event of Mr. Chou’s death or termination by the Company without cause (as defined in the 2009 Plan) prior to the appointment of the new Chief Executive Officer and the third anniversary of the award date, then a number of RSUs will vest equal to the number of RSUs that would have vested for months Mr. Chou served as Chief Executive Officer plus fifty percent of the remaining unvested RSUs. In the event of Mr. Chou’s death or termination by the Company without cause or due to disability (as defined in the 2009 Plan) prior to the third anniversary of the award date but after the appointment of the new Chief Executive Officer, then half of the unvested RSUs will vest and the remaining unvested RSUs will be forfeited. In the event of Mr. Chou’s termination due to disability prior to the appointment of the new Chief Executive Officer and the third anniversary of the grant, then a number of RSUs will vest equal to the number of RSUs that would have vested for months Mr. Chou served as Chief Executive Officer plus a pro-rata portion of the unvested RSUs that would have otherwise vested if Mr. Chou had remained employed through the third anniversary of the grant (based on the number of remaining months prior to the third anniversary worked following the appointment of the new Chief Executive Officer).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

October 9, 2015	By:	/s/ Lester A. Wong
	Name:	Lester A. Wong
	Title:	Senior Vice President, Legal Affairs and General Counsel